UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03896

______________________________________________

fpa U.S. Core Equity FUND, inc.

(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
J. RICHARD ATWOOD, PRESIDENT FPA U.S. CORE EQUITY FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025	MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code: (310) 473-0225

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1: Report to Shareholders.

(a)	The Report to Shareholders is attached herewith.

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

Semi-Annual Report

June 30, 2021

FPA U.S. Core Equity Fund, Inc.

FPA U.S. EQUITY CORE FUND
SHAREHOLDER LETTER

Introduction

In the second quarter, the FPA U.S. Core Equity Fund, Inc.'s ("Fund") performance was 12.46% compared to the 8.55% total return of the S&P 500 Index ("Index" or "S&P 500").

More importantly, the Fund has outperformed the S&P 500, the Fund's benchmark, over the past three years. The Fund's annualized return over this time period is 19.29% (20.75% before fees and expenses) compared to the Index's 18.67%. We accomplished this outperformance in a relatively low-risk manner with a reasonably diversified portfolio that had an approximate 40% overlap with the Index.

We believe we have created a portfolio that is better positioned than the Index by overweighting what we think is good, avoiding what is bad and adding other high quality foreign and U.S. companies that are not in the Index. We think there is a portion of the Index that is high quality and worthy of investing in, but at the same time there is an even larger portion that one should avoid due to our view that those companies will struggle to grow at an above average rate. The reason why this is so important is that earnings per share (EPS) growth is the greatest factor in stock price performance over the long run.

We continue to believe secularly growing mid- to large-capitalization companies trading at compelling valuations will remain a favorable place to invest for the long-term — especially relative to U.S. Treasuries and other investment alternatives.

Portfolio Commentary

During the second quarter, we continued to make some changes to the portfolio to best position it for future success. To that end we eliminated three positions that made up 0.4% of the March 31, 2021 portfolio, reduced the weighting of the 81 remaining positions by 1.0% to 98.7%, and added six new positions representing 1.0% of the June 30, 2021 portfolio. These new positions are in companies we have been following and that were on our wish list to purchase. Most are not at full position sizes yet due to valuation, and thus we are prepared to add to them should we get the opportunity.

As of June 30, 2021, the Fund was invested in 87 companies (68 of which are disclosed), including 53 disclosed investments that are in the S&P 500, which made up 87.0% of the portfolio. Moreover, those 53 common positions made up 42.5% of the S&P 500's weighting as of June 30, 2021. A majority of those 53 positions were overweight in the Fund relative to the Index. The Fund's remaining 15 disclosed investments were large-cap foreign and U.S. companies. Combined, those 15 companies made up 9.6% of the portfolio.

In terms of geography, 89.9% of the disclosed portfolio was in U.S. companies, while 5.9% was in foreign equities, as of June 30, 2021. By market capitalization, 94.8% of the disclosed portfolio was invested in large-cap companies with market values above $10 billion, with nearly 67% invested in mega-caps (companies with market values above $200 billion). The Fund's portfolio companies weighted average market cap was approximately $803 billion, while the median market cap was approximately $96 billion.

Regarding portfolio concentration, the Fund's top five positions made up 38.1% of the Fund compared to approximately 22.7% for the S&P 500. The Fund's top 10 positions made up approximately 50% of the portfolio versus approximately 26% for the Index. Over time, our goal is to reduce the weighting of some of the Fund's largest positions and to increase some of the Fund's smallest ones as our conviction grows.

From an industry exposure standpoint, the portfolio had disclosed investments in seven of the 11 sectors in the S&P 500. Combined, those seven sectors made up approximately 90% of the S&P 500 and 96% of the Fund's disclosed portfolio. Relative to the S&P 500, the portfolio is overweight information technology, communication services and consumer discretionary, and underweight financials, health care, industrials, and consumer staples. At the end of the quarter, the Fund did not have any disclosed investments in utilities, energy, materials and real estate. Collectively, those four sectors made up approximately 10% of the S&P 500.

FPA U.S. EQUITY CORE FUND
SHAREHOLDER LETTER

(Continued)

Sector	FPA U.S. Core Equity Fund	S&P 500
Information Technology	37.5%	26.2%
Communication Services	25.2%	11.1%
Consumer Discretionary	17.7%	12.1%
Health Care	10.6%	13.0%
Financials	2.1%	11.9%
Consumer Staples	1.3%	6.0%
Industrials	1.1%	8.9%
Materials	0.0%	2.8%
Energy	0.0%	2.8%
Utilities	0.0%	2.6%
Real Estate	0.0%	2.5%
Total	95.5%	100.0%
Other	4.1%
Cash and equivalents (net of liabilities)	0.3%

Source: FPA and Mellon. As of June 30, 2021. Totals might not add up to 100% due to rounding. The "Other" category is the Fund's undisclosed positions. Portfolio composition will change due to ongoing management of the Fund.

Compared to the broader market, we believe the Fund's portfolio is of higher quality and has greater potential for revenue and earnings growth.1

1  The portfolio manager believes a high-quality company is one that is able to generate a return on capital in excess of its cost of capital for sustained periods of time.

FPA U.S. EQUITY CORE FUND
SHAREHOLDER LETTER

(Continued)

	FPA U.S. Core Equity Fund		S&P 500
Large Capitalization Holdings % of Portfolio	94.8%		99.0%
Top 5 Holdings % of Portfolio	38.1%		22.7%
Top 10 Holdings % of Portfolio	50.0%		26.4%
Foreign Securities % of Portfolio	5.9%		0.0%
12-Month Forward P/E2	33.1	x	22.3	x
Price/Book[3]	10.8	x	4.7	x
Return on Equity[4]	33.9%		29.8%
EPS[5] Growth Historical (2-year, $-weighted median)	27.8%		16.5%
EPS Growth Forecast (2-year, median)	16.7%		11.4%
Revenue Growth Historical (2-year, $-weighted median)	16.1%		8.1%
Revenue Growth Forecast (2-year, median)	17.7%		13.1%
Debt/Equity[6]	1.1	x	1.4	x
Median Market Capitalization[7] (billions)	$95.7		$30.2
Weighted Average Market Cap (billions)	$802.7		$542.7

Source: FPA, Mellon, and Capital IQ. Data as of June 30, 2021. Data excludes undisclosed holdings. Fund statistics for '% of Portfolio' holdings are based on net assets. Portfolio composition will change due to ongoing management of the Fund.

2  The forward price-to-earnings (P/E) ratio is derived by dividing the price of the stock by the estimated one year of future per-share earnings and is used as a relative value comparison for a company's shares. Forward P/E numbers are estimates and subject to change.

3  Price/Book ratio is the current closing price of the stock divided by the latest quarter's book value per share.

4  Return on Equity measures a portfolio company's profitability by dividing net income before taxes less preferred dividends by the value of stockholders' equity.

5  EPS, or Earnings per Share, is the portion of a company's profit allocated to each share of common stock.

6  Debt/Equity (D/E) Ratio is calculated by dividing a company's total liabilities by its shareholder equity. These numbers are available on the balance sheet of a company's financial statements. The ratio is used to evaluate a company's financial leverage.

7  Market Capitalization, or Market Cap, refers to the total dollar market value of a company's outstanding shares.

FPA U.S. EQUITY CORE FUND
SHAREHOLDER LETTER

(Continued)

Q2'21 Winners and Losers8

Winners	Performance Contribution	Losers	Performance Contribution
Alphabet	1.71%	Tencent	-0.13%
Microsoft	1.33%	Walt Disney	-0.05%
Facebook	1.28%	Undisclosed	-0.05%
Amazon.com	0.87%	Alibaba	-0.03%
Apple	0.74%	Sprouts Farmers Market	-0.03%

One of the largest detractors this quarter was Sprouts Farmers Market (NASDAQ: SFM). We highlighted this company as a new purchase in our first quarter commentary. While SFM trades at a relatively low valuation, we like it primarily for its long-term growth potential. Nothing company specific caused SFM to lag the Index during the quarter. SFM trades at a below market P/E multiple of approximately 12x forward EPS and therefore has characteristics of a "value" stock. "Growth" stocks generally outperformed "value" ones in the quarter in part due to the 10-year U.S. Treasury declining from 1.75% to 1.44% as inflation fears wane. We took advantage of the stock price weakness by adding to the position during the second quarter.

Among the Fund's biggest winners was Facebook (NASDAQ: FB), which appreciated 18.1% during the second quarter. Government scrutiny on Facebook, Amazon, Alphabet, Apple and Microsoft (FAAAM) has been an overhang on these stocks for some time. Towards the end of the second quarter, a federal judge dismissed antitrust lawsuits against FB filed by the U.S. government and most states.9 Lawsuits filed in December 2020 by the Federal Trade Commission and state attorneys general were also dismissed. Judge James Boasberg said the FTC's lawsuit was "legally insufficient" to support monopolization claims.

We have stated in prior commentaries that we believe FAAAM faces competition in all of their businesses — in many cases from one another. Additionally, we felt in the worst-case scenario where the government is successful in breaking up these companies, shareholders would ultimately not be impacted much and in some cases, possibly better off. That is because several pure play competitors trade at higher P/E multiples and at the same time, we believe certain businesses like Amazon's AWS would be able to reclaim some lost market share over the past couple years by being an independent company.

8  Reflects top contributors and top detractors to the Fund's performance based on contribution-to-return. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. This is not a recommendation for a specific security and these securities may not be in the Fund at the time you receive this report. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the quarter is available by contacting FPA at crm@fpa.com. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. For a full list of holdings and weights by percentage of total assets please view the holdings report at the end of this Commentary.

  Past performance is no guarantee, nor is it indicative, of future results. Please see Important Disclosures at the end of this commentary.

9  Source: https://www.washingtonpost.com/technology/2021/06/28/ftc-facebook-antitrust-complaint-dismissed/

FPA U.S. EQUITY CORE FUND
SHAREHOLDER LETTER

(Continued)

Closing

We are optimistic that the Fund will generate good absolute and relative returns compared to the S&P 500 going forward.

We look forward to delivering value for our fellow shareholders over the coming years. Thank you for your confidence and continued support.

Respectfully submitted,

Gregory R. Nathan
Portfolio Manager
July 2021

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale of any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus, which supersedes the information contained herein in its entirety. This Commentary does not constitute an investment management agreement or offering circular.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities or sectors are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security or sector examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. The information and data contained herein has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

The information contained herein is not complete, may change, and is subject to, and is qualified in its entirety by, the more complete disclosures, risk factors, and other information contained in the Fund's Prospectus and Statement of Additional Information. The information is furnished as of the date shown. No representation is made with respect to its completeness or timeliness. The information is not intended to be, nor shall it be construed as, investment advice or a recommendation of any kind.

FPA U.S. EQUITY CORE FUND
SHAREHOLDER LETTER

(Continued)

Certain statements contained in this presentation may be forward-looking and/or based on current expectations, projections, and information currently available. Actual events or results may materially differ from those we anticipate, or the actual performance of any investments described herein may differ from those reflected or contemplated in such forward-looking statements, due to various risks and uncertainties. We cannot assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Such statements may or may not be accurate over the long-term. Statistical data or references thereto were taken from sources which we deem to be reliable, but their accuracy cannot be guaranteed.

The reader is advised that the Fund's investment strategy includes active management with corresponding changes in allocations from one period of time to the next. Therefore, any data with respect to investment allocations as of a given date is of limited use and may not be reflective of the portfolio manager's more general views with respect to proper geographic, instrument and/or sector allocations. The data is presented for indicative purposes only and, as a result, may not be relied upon for any purposes whatsoever.

Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be heightened when investing in emerging markets. Foreign investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments.

Small and mid-cap stocks involve greater risks and may fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio manager considers the true business value or because the portfolio manager has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Please refer to the Fund's Prospectus for a complete overview of the primary risks associated with the Fund.

In making any investment decision, you must rely on your own examination of the Fund, including the risks involved in an investment. Investments mentioned herein may not be suitable for all recipients and in each case, potential investors are advised not to make any investment decision unless they have taken independent advice from an appropriately authorized advisor. An investment in any security mentioned herein does not guarantee a positive return as securities are subject to market risks, including the potential loss of principal. You should not construe the contents of this document as legal, tax, investment or other advice or recommendations.

FPA U.S. EQUITY CORE FUND
SHAREHOLDER LETTER

(Continued)

Index / Other Definitions

The Fund will be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices may hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the underlying securities and which would reduce the performance in an actual account. An investor cannot invest directly in an index.

The S&P 500 Index includes a representative sample of 500 hundred companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

The Fund is distributed by UMB Distribution Services, LLC, 235 W. Galena Street, Milwaukee, WI, 53212.

FPA U.S. EQUITY CORE FUND
SHAREHOLDER LETTER

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA U.S. EQUITY CORE FUND
PORTFOLIO SUMMARY

June 30, 2021 (Unaudited)

Common Stocks		99.7%
Internet Media	18.6%
Infrastructure Software	11.1%
Information Technology Services	8.2%
E-Commerce Discretionary	8.1%
Consumer Finance	7.3%
Communications Equipment	6.0%
Application Software	5.8%
Apparel, Footwear & Accessory Design	5.1%
Other Common Stocks	4.1%
Home Products Stores	3.6%
Managed Care	3.2%
Entertainment Content	3.1%
Cable & Satellite	2.5%
Life Science Equipment	2.4%
Medical Devices	2.2%
Health Care Services	1.2%
Private Equity	1.0%
Managed Health Care	0.9%
Automotive Retailers	0.6%
Internet Based Services	0.6%
Specialty Pharmaceuticals	0.6%
Retailing	0.5%
Household Products	0.4%
Commercial & Residential Building Equipment & Systems	0.4%
Restaurants	0.4%
Investment Management	0.3%
Defense Primes	0.3%
Entertainment Facilities	0.3%
Insurance Brokers	0.3%
Health Care Facilities	0.3%
Home Improvement	0.3%
Short-term Investments		1.7%
Other Assets And Liabilities, Net		(1.4)%
Net Assets		100.0%

FPA U.S. CORE EQUITY FUND, INC.
PORTFOLIO OF INVESTMENTS

June 30, 2021
(Unaudited)

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 18.6%
Alphabet, Inc. (Class C)(a)	2,694	$6,752,026
Facebook, Inc. (Class A)(a)	15,993	5,560,926
Match Group, Inc.(a)	1,990	320,887
Tencent Holdings Ltd. (ADR) (China)	21,946	1,652,534
Twitter, Inc.(a)	5,626	387,125
		$14,673,498
INFRASTRUCTURE SOFTWARE — 11.1%
Microsoft Corporation	25,937	$7,026,333
ServiceNow, Inc.(a)	3,142	1,726,686
		$8,753,019
INFORMATION TECHNOLOGY SERVICES — 8.2%
Accenture plc (Class A) (Ireland)	6,245	$1,840,964
Autodesk, Inc.(a)	5,560	1,622,964
Crowdstrike Holdings, Inc. (Class A)(a)	1,055	265,132
IHS Markit Ltd. (Britain)	2,376	267,680
Intuit, Inc.	555	272,044
MSCI, Inc.	480	255,878
NVIDIA Corp.	1,474	1,179,347
QUALCOMM, Inc.	2,788	398,489
S&P Global, Inc.	70	28,732
Workday, Inc. (Class A)(a)	1,484	354,290
		$6,485,520
E-COMMERCE DISCRETIONARY — 8.1%
Alibaba Group Holding Ltd. (ADR) (China)(a)	1,690	$383,258
Amazon.com, Inc.(a)	1,750	6,020,280
		$6,403,538
CONSUMER FINANCE — 7.3%
Mastercard, Inc. (Class A)	4,950	$1,807,195
PayPal Holdings, Inc.(a)	7,345	2,140,921
Visa, Inc. (A Shares)	7,916	1,850,919
		$5,799,035
COMMUNICATIONS EQUIPMENT — 6.0%
Apple, Inc.	34,617	$4,741,144
APPLICATION SOFTWARE — 5.8%
Activision Blizzard, Inc.	6,693	$638,780
Adobe, Inc.(a)	3,292	1,927,927
LivePerson, Inc.(a)	2,231	141,089
Salesforce.com, Inc.(a)	7,515	1,835,689
		$4,543,485

FPA U.S. CORE EQUITY FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 5.1%
Adidas AG (Germany)	4,942	$1,839,447
LVMH Moet Hennessy Louis Vuitton SE (France)	413	323,848
NIKE, Inc. (Class B)	11,795	1,822,210
		$3,985,505
HOME PRODUCTS STORES — 3.6%
Estee Lauder Cos., Inc. (The) (Class A)	897	$285,318
Home Depot, Inc. (The)	5,460	1,741,139
Lowe's Cos., Inc.	4,300	834,071
		$2,860,528
MANAGED CARE — 3.2%
Anthem, Inc.	1,915	$731,147
UnitedHealth Group, Inc.	4,535	1,815,995
		$2,547,142
ENTERTAINMENT CONTENT — 3.1%
Netflix, Inc.(a)	2,536	$1,339,540
Take-Two Interactive Software, Inc.(a)	650	114,959
Vivendi SA (ADR) (France)	6,547	220,176
Walt Disney Co. (The)(a)	4,340	762,842
		$2,437,517
CABLE & SATELLITE — 2.5%
Charter Communications, Inc. (Class A)(a)	430	$310,224
Comcast Corp. (Class A)	28,460	1,622,789
		$1,933,013
LIFE SCIENCE EQUIPMENT — 2.4%
Danaher Corp.	2,134	$572,680
Illumina, Inc.(a)	368	174,142
Thermo Fisher Scientific, Inc.	2,279	1,149,687
		$1,896,509
MEDICAL DEVICES — 2.2%
Abbott Laboratories	3,829	$443,896
Edwards Lifesciences Corp.(a)	1,818	188,290
Intuitive Surgical, Inc.(a)	592	544,427
Medtronic plc (Ireland)	2,900	359,977
Stryker Corp.	815	211,680
		$1,748,270
HEALTH CARE SERVICES — 1.2%
IQVIA Holdings, Inc.(a)	3,385	$820,253
Moody's Corp.	385	139,513
		$959,766

FPA U.S. CORE EQUITY FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
PRIVATE EQUITY — 1.0%
Blackstone Group, Inc. (The) (Class A)	4,146	$402,742
KKR & Co., Inc. (Class A)	6,174	365,748
		$768,490
MANAGED HEALTH CARE — 0.9%
Humana, Inc.	1,678	$742,884
AUTOMOTIVE RETAILERS — 0.6%
O'Reilly Automotive, Inc.(a)	848	$480,146
INTERNET BASED SERVICES — 0.6%
GoDaddy, Inc. (Class A)(a)	5,435	$472,628
SPECIALTY PHARMACEUTICALS — 0.6%
Zoetis, Inc.	2,405	$448,196
RETAILING — 0.5%
Sprouts Farmers Market, Inc.(a)	15,680	$389,648
HOUSEHOLD PRODUCTS — 0.4%
Constellation Brands, Inc. (Class A)	451	$105,484
L'Oreal SA (France)(a)	550	245,083
		$350,567
COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS — 0.4%
Honeywell International, Inc.	1,540	$337,799
RESTAURANTS — 0.4%
Starbucks Corp.	2,910	$325,367
INVESTMENT MANAGEMENT — 0.3%
BlackRock, Inc.	305	$266,866
DEFENSE PRIMES — 0.3%
Lockheed Martin Corp.	594	$224,740
ENTERTAINMENT FACILITIES — 0.3%
Electronic Arts, Inc.	1,520	$218,622

FPA U.S. CORE EQUITY FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2021
(Unaudited)

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
INSURANCE BROKERS — 0.3%
Aon plc (Class A) (Britain)	839	$200,320
HEALTH CARE FACILITIES — 0.3%
HCA Holdings, Inc.	965	$199,504
HOME IMPROVEMENT — 0.3%
Lululemon Athletica, Inc. (Canada)(a)	540	$197,084
OTHER COMMON STOCKS — 4.1%(a)(b)		$3,265,560
TOTAL COMMON STOCKS — 99.7% (Cost $37,397,128)		$78,655,910
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $37,397,128)		$78,655,910
SHORT-TERM INVESTMENTS — 1.7%
State Street Bank Repurchase Agreement — 0.00% 7/1/2021 (Dated 06/30/2021, repurchase price of $1,393,000, collateralized by $1,424,500 principal amount U.S. Treasury Note — 0.125% 2023, fair value $1,420,883)(c)	$1,393,000	$1,393,000
TOTAL SHORT-TERM INVESTMENTS (Cost $1,393,000)		$1,393,000
TOTAL INVESTMENTS — 101.4% (Cost $38,790,128)		$80,048,910
Other Assets and Liabilities, net — (1.4)%		(1,128,832)
NET ASSETS — 100.0%		$78,920,078

(a)  Non-income producing security.

(b)  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

(c)  Security pledged as collateral (See Note 7 of the Notes to Financial Statements).

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2021
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $37,397,128)	$78,655,910
Short-term investments — repurchase agreements	1,393,000
Cash	3,884
Receivable for:
Dividends and interest	16,004
Capital Stock sold	1,986
Prepaid expenses and other assets	5,774
Total assets	80,076,558
LIABILITIES
Payable for:
Investment securities purchased	959,662
Advisory fees	49,379
Capital Stock repurchased	636
Accrued expenses and other liabilities	146,803
Total liabilities	1,156,480
NET ASSETS	$78,920,078
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 25,000,000 shares; 5,082,532 outstanding shares	$50,825
Additional Paid-in Capital	35,798,751
Distributable earnings	43,070,502
NET ASSETS	$78,920,078
NET ASSET VALUE
Offering and redemption price per share	$15.53

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2021
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $4,066)	$210,544
Total investment income	210,544
EXPENSES
Advisory fees	259,737
Legal fees	40,582
Director fees and expenses	39,929
Transfer agent fees and expenses	34,317
Reports to shareholders	29,545
Audit and tax services fees	19,011
Filing fees	16,381
Custodian fees	13,149
Other professional fees	3,065
Administrative services fees	2,050
Other	2,344
Total expenses	460,110
Reimbursement from Adviser	(13,926)
Net expenses	446,184
Net investment loss	(235,640)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	2,737,776
Investments in foreign currency transactions	(758)
Net change in unrealized appreciation (depreciation) of:
Investments	7,320,172
Translation of foreign currency denominated amounts	672
Net realized and unrealized gain	10,057,862
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,822,222

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(235,640)	$(448,607)
Net realized gain	2,737,018	3,987,614
Net change in unrealized appreciation	7,320,844	12,760,238
Net increase in net assets resulting from operations	9,822,222	16,299,245
Distributions to shareholders	(2,630,006)	(2,152,118)
Capital Stock transactions:
Proceeds from Capital Stock sold	834,312	3,061,340
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	2,402,326	1,908,860
Cost of Capital Stock repurchased	(5,464,596)	(16,356,042)
Net decrease from Capital Stock transactions	(2,227,958)	(11,385,842)
Total change in net assets	4,964,258	2,761,285
NET ASSETS
Beginning of period	73,955,820	71,194,535
End of period	$78,920,078	$73,955,820
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	56,976	245,236
Shares issued to shareholders upon reinvestment of dividends and distributions	153,793	141,266
Shares of Capital Stock repurchased	(371,917)	(1,268,932)
Change in Capital Stock outstanding	(161,148)	(882,430)

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2021		Year Ended December 31,
	(Unaudited)		2020	2019	2018	2017	2016
Per share operating performance:
Net asset value at beginning of period	$14.10		$11.62	$8.84	$9.91	$9.09	$9.36
Income from investment operations:
Net investment income (loss)(1)	(0.05)		(0.08)	(0.02)	— (2)	0.01	0.04
Net realized and unrealized gain (loss) on investment securities	2.01		2.94	3.03	(0.95)	0.86	(0.23)
Total from investment operations	1.96		2.86	3.01	(0.95)	0.87	(0.19)
Less distributions:
Dividends from net investment income	—		—	(0.01)	(0.02)	(0.05)	—
Distributions from net realized capital gains	(0.53)		(0.38)	(0.22)	(0.10)	—	(0.08)
Total distributions	(0.53)		(0.38)	(0.23)	(0.12)	(0.05)	(0.08)
Redemption fees	—		—	—	—	— (2)	— (2)
Net asset value at end of period	$15.53		$14.10	$11.62	$8.84	$9.91	$9.09
Total investment return(3)	13.90%		24.80%	34.16%	(9.81)%	9.52%	(2.00)%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$78,920		$73,956	$71,195	$61,928	$86,212	$112,932
Ratio of expenses to average net assets
Before reimbursement from Adviser	1.24	%†	1.34%	1.43%	1.37%	1.22%	1.20%
After reimbursement from Adviser	1.20	%†	1.22%	1.22%	1.20%	1.13%	1.11%
Ratio of net investment income to average net assets
Before reimbursement from Adviser	(0.67	)%†	(0.75)%	(0.36)%	(0.19)%	0.05%	0.32%
After reimbursement from Adviser	(0.64	)%†	(0.63)%	(0.15)%	(0.02)%	0.14%	0.40%
Portfolio turnover rate	12	%†	60%	25%	79%	137%	115%

(1)  Per share amount is based on average shares outstanding.

(2)  Rounds to less than $0.01 per share.

(3)  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized.

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 2021
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA U.S. Core Equity Fund (the "Fund", formerly known as FPA U.S. Value Fund, Inc.) is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted the standard for the current fiscal year and the changes are incorporated into the financial statements.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the emphasis on a value-oriented investment approach by the Fund's investment adviser, First Pacific Advisors, LP ("Adviser"), generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $4,485,839 for the period ended June 30, 2021. The proceeds and cost of securities sold resulting in net realized gains of $2,737,776 aggregated $9,731,468 and $6,993,692, respectively, for the period ended June 30, 2021.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2021 was $37,877,725 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment at June 30, 2021, for federal income tax purposes was $40,779,918 and $1,733, respectively resulting in net unrealized appreciation of $40,778,185. As of and during the period ended June 30, 2021, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1.5% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended June 30, 2021, the Fund paid aggregate fees and expenses of $39,929 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2021:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$14,673,498	—	—	$14,673,498
Infrastructure Software	8,753,019	—	—	8,753,019
Information Technology Services	6,485,520	—	—	6,485,520
E-Commerce Discretionary	6,403,538	—	—	6,403,538
Consumer Finance	5,799,035	—	—	5,799,035
Communications Equipment	4,741,144	—	—	4,741,144
Application Software	4,543,485	—	—	4,543,485
Apparel, Footwear & Accessory Design	3,985,505	—	—	3,985,505
Home Products Stores	2,860,528	—	—	2,860,528
Managed Care	2,547,142	—	—	2,547,142
Entertainment Content	2,437,517	—	—	2,437,517
Cable & Satellite	1,933,013	—	—	1,933,013
Life Science Equipment	1,896,509	—	—	1,896,509
Medical Devices	1,748,270	—	—	1,748,270
Health Care Services	959,766	—	—	959,766
Private Equity	768,490	—	—	768,490
Managed Health Care	742,884	—	—	742,884
Automotive Retailers	480,146	—	—	480,146
Internet Based Services	472,628	—	—	472,628

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

Investments	Level 1	Level 2	Level 3	Total
Specialty Pharmaceuticals	$448,196	—	—	$448,196
Retailing	389,648	—	—	389,648
Household Products	350,567	—	—	350,567
Commercial & Residential Building Equipment & Systems	337,799	—	—	337,799
Restaurants	325,367	—	—	325,367
Investment Management	266,866	—	—	266,866
Defense Primes	224,740	—	—	224,740
Entertainment Facilities	218,622	—	—	218,622
Insurance Brokers	200,320	—	—	200,320
Health Care Facilities	199,504	—	—	199,504
Home Improvement	197,084	—	—	197,084
Other Common Stocks	3,265,560	—	—	3,265,560
Short-Term Investment	—	$1,393,000	—	1,393,000
	$78,655,910	$1,393,000	—	$80,048,910

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no significant transfers into or out of Level 3 during the period ended June 30, 2021.

In an effort to increase potential income, the Fund is authorized to write (i.e. sell) covered call options listed on a national securities exchange. When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value.

The Fund did not hold derivatives as of June 30, 2021.

NOTE 7 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2021:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company:
Repurchase Agreements	$1,393,000	$(1,393,000	)**	—	—

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $1,420,883 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA U.S. CORE EQUITY FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2021
(Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2020	$1,000.00	$1,000.00
Ending Account Value June 30, 2021	$1,139.00	$1,018.84
Expenses Paid During Period*	$6.36	$6.01

*  Expenses are equal to the Fund's annualized expense ratio of 1.20%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2021 (181/365 days).

FPA U.S. CORE EQUITY FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Directors"). Directors serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Director	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Source Capital (since 2016), and Director of Bragg Capital Trust (since 2020).	7	None
Mark L. Lipson, 1949	Director & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Source Capital (since 2015), and Director of Bragg Capital Trust (since 2020).	7	None
Alfred E. Osborne, Jr., 1944	Director	2013	Senior Associate Dean, (2003-Present), Interim Dean (2018-June 2019), Professor and Faculty Director (since 2003) Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Source Capital (since 2013), and Director of Bragg Capital Trust (since 2020).	7	Kaiser Aluminum, and Wedbush, Inc.

FPA U.S. CORE EQUITY FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Director	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
A. Robert Pisano, 1943	Director	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Source Capital (since 2013), and Director of Bragg Capital Trust (since 2020).	7	Resources Global Professionals
Patrick B. Purcell, 1943	Director	2012	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Core Equity Fund, Inc (since 2012), and Bragg Capital Trust (since 2020).	7	None
"Interested" Director(2)
J. Richard Atwood, 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Director/Trustee (since 2016, except the Bragg Capital Trust since 2020) and President (since 2015, except the Bragg Capital Trust since 2020) of each FPA Fund. Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	7	None

(1)  The address of each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

FPA U.S. CORE EQUITY FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Gregory Nathan, 1980	Vice President and Portfolio Manager	2015	Managing Director of FPA (since 2015); Vice President of FPA (2007-2015).
J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since 2018). Director/Trustee (since 2016, except Bragg Capital Trust since 2020) and President for more than the past five years (except Bragg Capital Trust since 2020) of each FPA Fund. Formerly, Managing Partner of FPA (2006-2018).

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since 2018); and Chief Compliance Officer of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from 2016 to 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from 2010 to 2016).

E. Lake Setzler III, 1967	Treasurer	2006	Senior Vice President (since 2013) and Controller of FPA; and Treasurer of each FPA Fund for more than the past five years (except Bragg Capital Trust since 2020).
Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since 2016); and Secretary of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (2013 to 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

FPA U.S. CORE EQUITY FUND, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948
(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPPFX
CUSIP: 302548102

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA U.S. CORE EQUITY FUND and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2021 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

(b)	Not Applicable.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA U.S. CORE EQUITY FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 10, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	September 10, 2021

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	September 10, 2021